UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

The Rogé Partners Funds

(Exact name of registrant as specified in charter)

603 Johnson Avenue, Suite 103, Bohemia, NY 11716

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-218-0077

Date of fiscal year end:

6/30

Date of reporting period: 12/31/11

Item 1.  Reports to Stockholders.

Rogé Partners Fund

Semi-Annual Report | December 31, 2011

Investment Advisor
R.W. Rogé & Company, Inc.
630 Johnson Avenue, Suite 103
Bohemia, NY 11716

1-888-800-ROGÉ

Rogé Partners Fund
SHAREHOLDER LETTER
December 31, 2011

Dear Shareholders,

Review and Outlook

Over the past six months the Rogé Partners Fund returned -8.62%. This compares to the S&P 500's return of -3.69% and the MSCI World Index's return of -10.29%.

As we wrote this time last year we cautioned of an increased volatility in risky investment assets. We saw increased risk with sovereign debt in Europe and its effect on global economies.  Well, the market honed in on this issue starting in mid-July as we saw the equity markets in the U.S. drop some 20% from their highs.  Yet this only told half the story as smaller company stocks lost nearly 30% in one month.  Foreign stocks took the brunt of the selling as they technically entered a bear market with a loss greater than 30%.

As you know, we manage highly diversified globally balanced portfolios.  This means as part of your portfolio's equity mix you own international stocks and smaller companies.  Over the past couple of years our exposure to these asset classes has helped the performance of our portfolios.  This year was a different story as they provided a drag on the portfolios.  In addition, our timing for reducing this exposure to reposition our portfolios for 2012 and beyond was poor.

We take no comfort in relative returns and are frustrated that we recognized at the beginning of last year that large, dividend paying stocks were the place to be, but we failed to make the shift away from smaller companies and foreign stocks with enough conviction for it to have a substantial positive impact on the portfolios.  In other words, we should have done this all at once earlier in the year, rather than gradually repositioning the portfolios throughout the entire year.

Change in investment Strategy

We are making some minor changes to the way we manage the fund. Fixed income securities will represent a larger portion of the portfolio then they have in the past. As you know, we are focused on risk-adjusted returns and manage the vast majority of our assets as balanced portfolios. We are aligning the Fund's investment strategy with what we do best for our clients. We will be adding additional benchmarks to track the performance of our Fund. These new benchmarks will provide a better comparison of how we are doing since they will include fixed income securities. If you have any questions about this change please contact us directly, we would be happy to go into greater detail on this change.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
December 31, 2011

Outlook and Strategy

Our outlook for 2012 continues to remain cautious.  While there is plenty to worry about globally, particularly the European financial crisis, Iran, and domestic policy decisions both fiscal and monetary, we can take some comfort that here in the U.S. corporate earnings continued to grow, our economy, while still delicate, is muddling through with positive GDP numbers.

One hopeful item is that it is an election year.  Traditionally, election years are positive for equities.  Since 1928 there have been 21 Presidential elections with only three of those years producing negative returns for the S&P 500.

Another item is unemployment, and while it is currently near 9% it has been very slowly trending down.  A drop in the unemployment rates will be aided over the next decade as the baby boomers begin to retire more steadily.

Until we have more clarity on the U.S. election, domestic policy decisions and the European financial crisis we will remain cautious and flexible.  We expect stock market volatility to remain elevated in the first quarter of 2012.  We believe that by the end of the second quarter, we will begin to have more clarity on these subjects.  When this happens we will be making all the necessary changes to reflect our outlook at that time.

In the meantime, we will remain vigilant and continue with our current strategy, which is focused on getting paid while we wait for more clarity.  This means continued emphasis on dividend paying stocks, less exposure to foreign currency risk and continuing to clip coupons from the bond portion of our portfolios.

As always, we will manage risk first and look for return second.  This has been our mantra and has worked well for us during difficult economies, and this year has been one of the toughest.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
December 31, 2011

On behalf of the entire staff, we want to thank you for the confidence you have placed in us by allowing us to guide you and your loved ones during these challenging times.  It has been, and continues to be, our privilege to serve you.

Warmest regards,

Ronald W. Rogé, MS, CFP®

Steven M. Rogé, CMFC®

Chairman & CEO

Portfolio Manager

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark

0319-NLD-2/27/2012

Rogé Partners Fund
PORTFOLIO REVIEW
December 31, 2011 (Unaudited)

The Fund's performance figures* for the period ending December 31, 2011, compared to its benchmarks:

					Inception** -
	Six	One	Five	Inception** -	December 31, 2011
	Months	Year	Year	December 31, 2011	(Cumulative Return)
The Rogé Partners Fund	-8.62%	-4.98%	-4.50%	2.15%	16.71%
S&P 500 Index	-3.69%	2.11%	-0.25%	3.58%	29.09%
MSCI World Index	-10.29%	-5.54%	-2.37%	3.54%	28.70%

Comparison of the Change in Value of a $10,000 Investment

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until June 30, 2012, to ensure that the net annual fund operating expenses will not exceed 1.99% for the Fund, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 3.41%. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-800-ROGE.

The “S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is October 1, 2004.

The Fund's Top Ten Sectors are as follows:

Sectors	Percentage of Net Assets
Value Equity Mutual Funds	29.71%
Growth Equity Mutual Funds	20.42%
Limited Partnerships	8.02%
International Mutual Funds	7.16%
Debt Mutual Funds	6.85%
Beverages	5.20%
Asset Allocation Mutual Funds	4.83%
Food	3.02%
Blend Mutual Funds	2.87%
Commodity Exchange Traded Funds	2.64%
Other/Cash & Equivalents	9.28%
100.00%

Rogé Partners Fund
SCHEDULE OF INVESTMENTS
December 31, 2011 (Unaudited)

Shares	Security	Value

	EQUITY MUTUAL FUNDS (RIC's) - 71.84%
	Asset Allocation - 4.83%
13,158	FPA Crescent Fund	$ 352,365
30,027	Intrepid Capital Fund	321,893
28	Oakmark Equity & Income Fund	754
		675,012
	Blend - 2.87%
23,368	Matthew 25 Fund	401,461

	Debt - 6.85%
96,010	RiverPark Short Term High Yield Fund	956,263

	Growth - 20.42%
26,778	AQR Diversified Arbitrage Fund	291,614
704	Baron Small Cap Fund +	16,240
76,709	RiverPark/Wedgewood Fund +	875,253
111	Sequoia Fund, Inc. +	16,100
48,216	Tilson Dividend Fund	611,857
67,526	Vanguard Dividend Growth Fund	1,041,244
		2,852,308
	International - 7.16%
8	Artisan International Small Cap Fund	127
1,019	Artisan International Value Fund, Investor Shares	25,572
78,546	Templeton Global Bond Fund	971,618
93	Tweedy Browne Global Value Fund	2,036
		999,353
	Value - 29.71%
63,985	AKRE Focus Fund	864,431
95	Artisan Small Cap Value Fund	1,422
18,615	First Eagle Global Fund	842,697
34,746	GoodHaven Fund	702,565
54,622	IVA Worldwide Fund	838,994
64,003	Robeco Boston Partners Long/Short Research Fund +	701,468
235	Walthausen Small Cap Value Fund +	3,497
8,342	Westport Fund +	194,533
		4,149,607
	TOTAL EQUITY MUTUAL FUNDS
	(Cost $9,467,220)	10,034,004

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2011 (Unaudited)

Shares	Security	Value

	EXCHANGE TRADED FUNDS - 3.14%
	Asset Allocation - 0.50%
3,400	ProShares UltraShort Euro +	$ 69,190

	Commodity - 2.64%
24,200	iShares Gold Trust +	368,566

	TOTAL ECHANGE TRADED FUNDS
	(Cost $450,500)	437,756

	COMMON STOCKS - 15.99%
	Beverages - 5.20%
2,300	Anheuser-Busch Cos., Inc.	140,277
2,900	Beam, Inc.	148,567
1,900	Brown-Forman Corp.	150,613
1,700	Diageo PLC	148,614
1,500	Pernod-Ricard SA	138,742
		726,813
	Computers - 1.01%
350	Apple, Inc. +	141,750

	Diversified Holding Companies - 0.89%
3,300	Leucadia National Corp.	75,042
907	Siem Industries, Inc. + (a)	49,885
		124,927
	Food - 3.02%
2,800	Mccormick & Co., Inc.	141,176
6,500	Nathan's Famous, Inc. +	136,630
2,500	Nestle SA	144,275
		422,081
	Healthcare-Products - 0.97%
3,000	Covidien PLC	135,030

	Household Products & Wares - 0.94%
2,700	Henkel AG & Co.	130,961

	Insurance - 0.93%
1,700	Berkshire Hathaway, Inc., Class B +	129,710

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2011 (Unaudited)

Shares	Security		Value

	Oil & Gas Services - 2.02%
1,500	Seacor Holdings		$ 133,440
2,900	Total Fina Elf SA		148,219
			281,659
	Tobacco - 1.01%
1,800	Philip Morris International, Inc.		141,263

	TOTAL COMMON STOCKS
	(Cost $2,008,143)		2,234,194

	LIMITED PARTNERSHIP - 8.02%
609,489	Armor Capital Partners LP + ++ (a)
	(Cost $700,000)		1,119,553

	TOTAL INVESTMENTS
	(Cost $12,625,863)(b)	98.99%	$ 13,825,507
	Other assets in excess of liabilities	1.01%	140,111

	TOTAL NET ASSETS	100.00%	$ 13,965,618

RIC - Regulated Investment Company
Non-income producing securities.
Restricted securities. The aggregate value of such securities is 8.02% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.

 Securities for which market quotations are not readily available.   The aggregate value of such securities is 8.37% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.

 Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is substaintally the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$1,334,453
	Unrealized depreciation:	(134,809)
	Net unrealized appreciation:	$1,199,644

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011 (Unaudited)

Assets:
Investments in securities, at value (Cost $12,625,863)	$ 13,825,507
Cash	96,011
Dividends and interest receivable	49,864
Prepaid expenses and other assets	17,740
Total Assets	13,989,122

Liabilities:
Investment advisory fees payable	7,409
Fees payable to other affiliates	5,269
Accrued expenses and other liabilities	10,826
Total Liabilities	23,504

Net Assets	$ 13,965,618

Net Assets Consist Of:
Paid in capital	$ 15,233,729
Accumulated net investment loss	(80,178)
Accumulated net realized loss from security transactions and foreign currency transactions	(2,387,559)
Net unrealized appreciation of investments and foreign currency transactions	1,199,626

Net Assets	$ 13,965,618

Shares outstanding (unlimited number of shares authorized without par value)	1,331,867

Net asset value (net assets ÷ shares outstanding), offering price	$ 10.49

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2011 (Unaudited)

Investment Income:
Dividends	$ 154,563
Interest	932
Total investment income	155,495

Expenses:
Advisory fees	64,628
Administration fees	15,033
Fund accounting fees	13,158
Transfer agent fees	11,038
Legal fees	10,018
Audit fees	9,472
Registration fees	9,026
Insurance expense	7,081
Custody fees	5,269
Non 12b-1 shareholder servicing fees	4,354
Printing expense	2,006
Other expenses	503
Total expenses	151,586

Less:
Advisory fees waived	(23,189)
Net expenses	128,397

Net Investment Income	27,098

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from security transactions	854,886
Net realized loss from foreign currency transactions	(68)
Realized gain from distributions received from underlying investment companies	60,689
Net change in unrealized depreciation of investments and foreign currency transactions	(2,088,974)

Net Realized and Unrealized Gain (Loss) on Investments	(1,173,467)

Net Decrease in Net Assets Resulting from Operations	$ (1,146,369)

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2011	Year Ended
	(Unaudited)	June 30, 2011
From Operations:
Net investment income (loss)	$ 27,098	$ (110,494)
Net realized gain from security transactions	854,886	977,905
Net realized gain (loss) from foreign curreny transactions	(68)	17
Distributions received from underlying investment companies	60,689	65,685
Net change in unrealized appreciation (depreciation) of investments	(2,088,974)	1,702,672

Net increase (decrease) in net assets resulting from operations	(1,146,369)	2,635,785

From Capital Share Transactions:
Subscriptions of fund shares	2,152,234	1,605,374
Redemptions of fund shares	(829,086)	(1,444,130)
Net increase in net assets from capital shares transactions	1,323,148	161,244

Net Increase in Net Assets	176,779	2,797,029

Net Assets:
Beginning of Period	13,788,839	10,991,810
End of Period*	$ 13,965,618	$ 13,788,839
* Includes accumulated net investment loss of:	$ (80,178)	$ (107,276)

Capital Share Transactions:
Shares sold	209,316	152,902
Shares redeemed	(78,834)	(131,921)
	130,482	20,981

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	For the Six
	Months Ended		For the	For the	For the		For the		For the
	December 31,		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	2011		June 30,	June 30,	June 30,		June 30,		June 30,
	(Unaudited)		2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$ 11.48		$ 9.31	$ 8.00	$ 12.16		$ 15.24		$ 12.92
Income From Investment Operations:
Net investment income (loss) (1)	0.02		(0.09)	(0.08)	(0.06)		(0.05)		(0.01)
Net realized and unrealized gain (loss)	(1.02)		2.26	1.41	(4.09)		(2.06)		2.74
Total from investment operations	(1.00)		2.17	1.33	(4.15)		(2.11)		2.73

Paid-In Capital from Redemption Fees	-		-	-	-		0.00	(2)	0.00	(2)

Less Distributions:
From net investment income	-		-	-	-		-		-
In excess of net investment income	-		-	(0.02)	(0.00)	(2)	(0.05)		(0.15)
From net realized gains	-		-	-	-		(0.92)		(0.26)
In excess of net realized gains	-		-	-	(0.01)		-		-
Total distributions	-		-	(0.02)	(0.01)		(0.97)		(0.41)

Net Asset Value, End of Period	$ 10.48		$ 11.48	$ 9.31	$ 8.00		$ 12.16		$ 15.24

Total Return (3)	(8.62)%		23.31%	16.63%	(34.11)%		(14.57)%		21.32%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 13,966		$ 13,789	$ 10,992	$ 9,719		$ 14,673		$ 17,480
Ratio of expenses to average net assets,
before waiver/reimbursement (4)	2.34%	(5)	2.20%	2.46%	2.67%		2.34%		2.13%
Ratio of expenses to average net assets,
after waiver/reimbursement (4)	1.99%	(5)	1.99%	1.99%	1.99%		1.99%		1.99%
Ratio of net investment income (loss)
to average net assets, after waiver/
reimbursement (6)	0.42%		(0.84)%	(0.81)%	(0.65)%		(0.36)%		(0.05)%
Portfolio Turnover Rate	97%		46%	43%	149%		59%		33%

(1)	Per share amounts calculated using the average shares method.
(2)	Per share amount represents less than $0.01 per share.
(3)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5) Annualized
(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2011 (Unaudited)

Note 1.  Organization

Rogé Partners Funds (the “Trust”) a Delaware business trust formed on April 15, 2004, and registered as open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) is comprised of the Rogé Partners Fund (the “Fund”).  The Fund commenced operations on October 1, 2004.   The Fund’s business and affairs are managed by its officers under the direction of its Board of Trustees (the “Board”).  The Fund’s investment objective is to seek total return and pursues its investment objective by investing primarily in other investment companies and U.S. and foreign equity securities with a growth and value approach.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.  Management has evaluated subsequent events through the date the financial statements were issued.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. If no mean price is available, the last bid price is used.   Shares of underlying mutual funds are valued at their respective Net Asset Values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing systems selected by R.W. Rogé & Co., Inc. (the “Advisor”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Advisor deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange-traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value (face value).  The NAV of the Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision of the Fund’s Board of Trustees.

The Fund normally calculates net asset value (“NAV”) per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) (generally 4:00PM Eastern Time) once on each day on which the NYSE is open for trading. Trading in securities on Far Eastern and certain other securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE. In addition, Far Eastern and other securities trading generally, or in a particular country or countries, may take place on days that the NYSE is closed, and on which a Fund’s net asset value is not calculated. As a result of the aforementioned, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.   Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith in accordance with the guidelines established by the Board.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, a Board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine fair value for a security.  As of June 30, 2011, the Fund held three securities for which market quotations were not readily available.   The market value of these securities represented 9.35% of its net assets.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2011 (Unaudited)

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Beverages	$ 726,813	$ -	$ -	$ 726,813
Computers	141,750	-	-	141,750
Diversified Holding Companies	75,042	-	49,885	124,927
Food	422,081	-	-	422,081
Healthcare-Products	135,030	-	-	135,030
Household Products & Wares	130,961	-	-	130,961
Insurance	129,710	-	-	129,710
Oil & Gas Services	281,659	-	-	281,659
Tobacco	141,264	-	-	141,264
Equity Mutual Funds (RICs)	10,034,004	-	-	10,034,004
Exchange Traded Funds (ETFs)	437,756	-	-	437,756
Limited Partnerships	-	-	1,119,553	1,119,553
Total	$ 12,656,070	$ -	$ 1,169,438	$ 13,825,508

There were no significant transfers into or out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2011 (Unaudited)

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Common Stocks -
	Diversified Holding Companies	Common Stocks -Private Equity	Limited Partnerships	Total
Beginning balance	$ 90,566	$ 22,440	$ 1,176,433	$ 1,289,439
Total realized gain (loss)	-	-	-	-
Change in unrealized appreciation (depreciation)	(15,402)	-	(56,880)	(72,282)
Return of Capital	-	-	-	-
Cost of purchases	-	36,960	-	36,960
Proceeds from sales	(25,279)	(59,400)	-	(84,679)
Accrued interest	-	-	-	-
Net transfers in/out of level 3	-	-	-	-
Ending balance	$ 49,885	$ -	$ 1,119,553	$ 1,169,438

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to Level 3 investments still held at December 31, 2011 includes:
	$ (15,402)	$ -	$ (56,880)	$ (72,282)

Security Transactions and Related Investment Income – Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.   The amounts of dividends and distributions from net investment income and net realized gains, respectively, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.   These “book-tax” differences are either permanent or temporary in nature.   To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.   To the extent dividends and distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in surplus or tax return of capital.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.  The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2011 (Unaudited)

financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets and net asset value per share.  For the year ended June 30, 2011, the Fund reclassified the components of net assets due to net operating losses, distributions in excess, realized foreign currency losses and adjustments for real estate investment trusts and grantor trusts as follows:

Paid in capital	$(101,638)
Accumulated net investment loss	96,218
Accumulated net realized loss from security	5,420
transactions and foreign currency transactions

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Note 3.  Investment Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement (the “Agreement”) with the Advisor. Pursuant to the Agreement, the Advisor manages the Funds’ investments and business affairs, subject to the supervision of the Board. For its services, the Advisor receives a fee equal to 1.00% of the average net assets of the Fund.

The Advisor has agreed contractually to waive its advisory fee and to reimburse expenses, other than extraordinary or non-recurring expenses or acquired fund fees and expenses, at least until June 30, 2012, such that the total annual fund operating expenses do not exceed 1.99% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and may increase performance.  For the six months ended December 31, 2011, the Advisor waived fees amounting to $23,189.  The Fund’s total expenses subject to recoupment are $147,893. As of June 30, 2011, the Advisor can recoup waived and reimbursed expenses of $67,497 until June 30, 2012, $52,928 until June 30, 2013 and $27,468 until June 30, 2014.

The Trust has entered into various service agreements (“Agreements”) with Gemini Fund Services, LLC (“GFS”). Pursuant to the Agreements, GFS serves as Administrator, Transfer and Dividend Disbursing Agent, Fund Accounting Agent, and Custody Administrator to the Fund. For these services, the Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets. In addition, certain agreements are subject to certain minimum requirements.

Northern Lights Distributors, LLC (“NLD”), an affiliate of GFS, is the Distributor of the Trust.

Note 4.  Investment Transactions

During the six months ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities, aggregated $14,056,385 and $12,646,095, respectively.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2011 (Unaudited)

Note 5.  Distributions to Shareholders and Tax Components of Capital

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2011	June 30, 2010
In excess of net investment income	$ -	$ 25,292
In excess of net realized gains	-	-

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (2,991,001)	$ -	$ 2,869,259	$ (121,742)

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales and book/tax differences due to partnership adjustments.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to partnership adjustments.

At June 30, 2011, the Fund had a capital loss carry forwards for federal income tax purposes available to offset future capital gains through the following expiration dates:

Expiring	Expiring
June 30, 2017	June 30, 2018	Total
$ 167,257	$ 2,823,744	$ 2,991,001

Note 6.  Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2011, the Rogé Partners Fund was invested in the following restricted securities:

Security	Initial Acquisition Date	Shares	Cost	Value	% of Net Assets
Armor Capital Partners LP	12/30/2005	609,489	$700,000	$1,119,553	8.02%

Note 7. New Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2011 (Unaudited)

Note 8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Rogé Partners Fund
SUPPLEMENTAL INFORMATION
December 31, 2011 (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses.   The following examples are intended to help the shareholder understand the ongoing cost  (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds.    Please note, the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or any redemption fees.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the period from July 1, 2011 through December 31, 2011.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Rogé Partners Fund	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Expenses Paid During Period** (7/1/11-12/31/11)
Actual	$1,000.00	$913.80	$9.57
Hypothetical (5% return before expenses)	1,000.00	1,015.13	10.08

** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the days in the reporting period).

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2011 (Unaudited)

RE APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 9, 2011 (the “Meeting”), the Board of Trustees (the “Board”) of the Rogé Partners Funds (the “Trust”) approved the continuation of the Investment Advisory Agreement (the “Agreement”) for the Rogé Partners Fund (the “Fund”).  At the Meeting, Trust counsel reviewed and summarized the Board’s responsibilities under the Investment Company Act of 1940, as amended, (the “1940 Act”) with respect to approving the continuance of the Agreement, the material factors that must be considered by the Board to reach a final conclusion, and the requirements for disclosure of contract renewal deliberations in shareholder reports, the Statement of Additional Information and proxy statements. He referred to the materials provided prior to the Meeting for the Board’s consideration and discussed the same, including a questionnaire completed by the Adviser that provides important information about the Adviser.

In order to determine whether to continue the  Fund’s Agreement, Trust counsel advised the Independent Trustees to consider:  1) the investment performance of the Fund; 2) the nature, extent and quality of services provided by the Adviser;  3) the costs of the services to be provided and the profits to be realized by the Adviser and any affiliates, from the relationship with the Fund; 4) the extent to which economies of scale will be realized as the Fund grows; and 5) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board reviewed the Fund’s quarterly compliance checklists and certifications with respect to compliance with the 1940 Act, the Sarbanes-Oxley Act of 2002 and the Fund's Code of Ethics. Next, the Independent Trustees reviewed the Adviser’s financial statements, Form ADV and the completed annual Agreement questionnaire provided by the Adviser.  The Independent Trustees noted the business experience and quality of personnel associated with the Adviser.

The Independent Trustees then reviewed the performance of the Fund as compared to several benchmark indices for various periods ended March 31, 2011.  The Trustees then discussed the Fund’s overall performance record.

The Independent Trustees then referred to the reports comparing the Fund’s fees and expense ratios for the latest fiscal year compared to the fees and expense ratios of a peer group of funds. It was noted that the Adviser continues to waive advisory fees to maintain the Fund’s expense cap at 1.99%.  Further discussion ensued and the Independent Trustees concluded that the advisory fees were competitive and reasonable for the services provided.  The Independent Trustees then discussed the fact that the Fund’s expense ratio was above the median for the peer group, but noted that several of the funds in the peer group benefit from economies of scale available to large fund groups.

The Trustees then noted that the Adviser has no affiliated entities that might benefit from the Adviser’s relationship with the Fund.

The Independent Trustees met with Trust counsel in executive session to discuss their findings with respect to continuing the Agreement. The Independent Trustees discussed the nature and quality of the services provided to the Fund by the Adviser.  The Trustees commented that they generally were very pleased with the quality of service provided by the Adviser. The Independent Trustees further noted the Adviser’s clear commitment to compliance. With respect to the Fund’s expenses being relatively high, the Independent Trustees concluded that they are not unreasonable considering the current size of the Fund and the Fund’s performance.  The Independent Trustees also noted the Adviser’s past contributions to the Fund to reduce expenses and the Adviser’s ongoing commitment to the Fund’s asset growth. Finally, the Independent Trustees discussed how economies of scale would become more relevant when assets grow and the Adviser keeps its full fee.

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2011 (Unaudited)

When the regular session resumed, based upon the information provided, it was the Board’s, including the Independent Trustees’ consensus that the fees to be paid to the Adviser were reasonable, that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and the renewal of the Agreement was in the best interest of the Fund’s shareholders.  The Board noted that it did not rely on any single factor to arrive at its decision but considered all of the information available.

PRIVACY NOTICE

Rev. 08/2011

FACTS	WHAT DOES ROGÉ PARTNERS FUNDS AND ITS INVESTMENT ADVISOR R.W. ROGÉ & COMPANY, INC. (“ROGÉ”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number

•

account balances

•

account transactions

•

transaction history

•

wire transfer instructions

•

checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Rogé chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Rogé share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-800-ROGE or go to www.rogepartnersfunds.com

What we do
Who is providing this notice?	Rogé Partners Funds and its advisor R.W. Rogé & Company, Inc. A complete list is included below.
How does Rogé protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Rogé collect my personal information?

We collect your personal information, for example, when you

•

open an account

•

provide account information

•

give us your contact information

•

make a wire transfer

•

tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include: R.W. Rogé & company, Inc.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Rogé doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Rogé doesn’t jointly market.
List of entities providing this notice
Rogé Partners Funds R.W. Rogé & Company, Inc. Rogé Partners Fund

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2011 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-800-ROGE or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st AND 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q.   Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).   The information on Form N-Q is available without charge, upon request, by calling 1-888-800-ROGE.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 9.   Submission of Matters to a Vote of Security Holder.   None.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Rogé Partners Funds

By (Signature and Title)

*

 Steven M. Rogé

/s/ Steven M. Rogé, President

Date

3/12/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

Steven M. Rogé

/s/ Steven M. Rogé, President

Date

3/12/12

By (Signature and Title)

*

Susan J. Rogé

/s/ Susan J. Rogé, Treasurer

Date

3/12/12

* Print the name and title of each signing officer under his or her signature.